                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: MARCH 25, 2000
                                         ---------------
                        (Date of Earliest Event Reported)



                          CMC SECURITIES CORPORATION II
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     33-56778                 75-2473215
  (State of Incorporation)       (Commission File No.)       (I.R.S. Employer
                                                            Identification No.)


                     8401 N Central Expressway
                             Suite 800
                           Dallas, Texas                       75225
             ----------------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 874-2323
                                                           --------------

                          CMC SECURITIES CORPORATION II

                                    FORM 8-K



                                      INDEX

                                                                                                    PAGE
                                                                                                    ----
ITEM NUMBER

   Item 5.  Other Events.......................................................................        3

   Item 7.  Financial Statements and Exhibits..................................................        3

SIGNATURES  ...................................................................................        3

                              ITEM 5. OTHER EVENTS.

Monthly distributions of principal and interest are made with respect to the outstanding Series of CMC Securities Corporation II's REMIC Pass-Through Certificates listed below as of the 25th day of each calendar month (each, a "Distribution Date"). In connection with each Distribution Date for each outstanding Series, the Trustee receives a report (each, a "Collateral Summary and Remittance Report") containing certain information regarding remittances on the collateral underlying the related Certificates. Based on such information, the Trustee is required to prepare and mail to each Certificateholder of each outstanding Series on each Distribution Date a statement to certificateholders (each, a "Statement to Certificateholders") setting forth certain information regarding the Certificates of such Series as of such Distribution Date. Relevant information contained in the Collateral Summary and Remittance Report and Statement to Certificateholders for the MARCH 25, 2000 Distribution Date for each outstanding Series is summarized and included as Exhibits to this filing. Capitalized terms used herein but not otherwise defined have the meanings set forth in the applicable Pooling Agreement.

         SERIES DESIGNATION                        DISTRIBUTION OF PRINCIPAL AND INTEREST ON SERIES
         ------------------                        ------------------------------------------------
           Series 1993-2A                                               $781,224.78
           Series 1993-2B                                                      *
           Series 1993-2C                                               $880,642.78
           Series 1993-2D                                             $1,112,405.21
           Series 1993-2E                                             $1,408,562.08
           Series 1993-2F                                                     **
           Series 1993-2G                                             $1,042,462.02
           Series 1993-2H                                                      *
           Series 1993-2I                                               $695,739.82
           Series 1995-A                                                $405,421.58
           Series 1996-A                                                $981,684.38
           Series 1996-B                                              $1,010,658.94
           Series 1996-C                                              $1,343,583.01

           * These certificates were redeemed in February 2000 pursuant to their respective redemption provisions.

           ** In March 2000 the issuer redeemed the remaining outstanding certificates of 1993-2F pursuant to this securitization's redemption provisions. This distribution amounted to $22,376,713,85.

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:

              SERIES            EXHIBIT NO.            DESCRIPTION
              ------            -----------            -----------
              All                    28.1              Collateral Summary and Remittance Report.
              All                    28.2              Summary of Trustee's Reports to Bondholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CMC SECURITIES CORPORATION II


May 22, 2000                     By: /s/ Phillip A. Reinsch
                                     ------------------------------------------
                                     Phillip A. Reinsch - Senior Vice President

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------
 28.1              Collateral Summary and Remittance Report.
 28.2              Summary of Trustee's Reports to Bondholders.